IMPORTANT NOTICE TO SHAREHOLDERS

Wilshire Variable Insurance Trust (the “Trust”)
Balanced Fund
Income Fund
Small Cap Fund (formerly, Small Cap Growth Fund)
International Equity Fund

Supplement dated November 1, 2013 to the Trust’s Prospectus dated May 1, 2013, as Supplemented May 8, 2013, with respect to the Balanced Fund, Income Fund, Small Cap Fund and International Equity Fund (each a “Fund”)

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE TRUST’S PROSPECTUS FOR THE FUNDS.

The following information replaces the information under the heading “Fund Summaries – Balanced Fund” and sub-heading “Principal Investment Strategies” on page 9 and the heading “Fund Summaries – Income Fund” and sub-heading “Principal Investment Strategies” on pages 14 to 15:

Principal Investment Strategies

The Income Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These securities are primarily investment grade fixed income securities, including government and corporate securities, mortgage and asset-backed securities, which are generally pass-through securities, and may also include related derivatives.

The Income Fund invests at least 75% of its total assets in:

•
investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”) or an equivalent rating at the time of purchase)

•	securities issued or guaranteed by the U.S. government or its agencies, including obligations issued or guaranteed by U.S., local, city and state government and agencies

•
high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), certificates of deposit, bankers’ acceptances, repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

•
high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase and to 15% of the Fund’s total assets)

•
highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase) and do not exceed 20% of the Fund’s total assets and up to 10% of the Income Fund’s total assets may be invested in non-U.S. denominated investments via foreign currency transactions and unhedged foreign currency denominated bonds.

Generally, the average duration of the U.S. portion of the Income Fund will range within 25% of the Barclays Capital Aggregate Bond Index’s duration. There are no maximum maturity limits on individual securities. For defensive purposes, the duration and maturity of the Income Fund may be shortened. The Income Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s, S&P or an equivalent rating).

Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar denominated and non-U.S. dollar denominated debt obligations of U.S. and non-U.S. issuers, including emerging market issuers, rated below BBB (by Moody’s, S&P or an equivalent rating) and derivatives.

The following information replaces references to Chris Diegelman under the heading “Fund Summaries – Income Fund” and sub-heading “Management –Subadvisers and Portfolio Managers” on page 19:

Julien A. Scholnick, CFA, Portfolio Manager of Western Asset and Portfolio Manager of the Fund.  Mr. Scholnick has served as Portfolio Manager since 2013.

The following information supplements the information under the heading “Fund Summaries – Small Cap Fund” and sub-headings “Annual Fund Operating Expenses” and “Example” on page 20:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.39%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.83%
Total Annual Fund Operating Expenses	1.71%
Less Fee Waivers**	(0.07%)
Net Annual Fund Operating Expenses	1.64%

*
Estimated based on expected allocation as of November 1, 2013. The Fund’s shareholders indirectly bear, pro rata, the expenses of the Fund’s assets invested in the Small Company Growth Portfolio and the Small Company Value Portfolio. These indirect expenses are based on actual expense ratios for the Small Company Growth Portfolio and the Small Company Value Portfolio. The Management Fee charged to the Fund (1.15%) is based on the average daily net assets of the Fund that are not invested in the Small Company Growth Portfolio and the Small Company Value Portfolio. Accordingly, the Management Fee shown in the table is based on the Fund’s target allocation of 33% of assets invested in the Small Company Growth Portfolio and 33% of assets invested in the Small Company Value Portfolio. The Fund’s investments in the Small Company Growth Portfolio and the Small Company Value Portfolio are not reflected in the Fund’s expense ratio as shown in the Financial Highlights table of this Prospectus.

**
Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual management fee waiver agreement with Wilshire Variable Insurance Trust (the “Trust”) on behalf of the Small Cap Fund to waive 0.20% of its management fee, based on the average net daily assets of the Fund that are not invested in the Small Company Growth Portfolio and the Small Company Value Portfolio, to limit expenses of the Small Cap Fund.  This agreement to waive a portion of the management fee continues through at least April 30, 2014 or upon the termination of the Advisory Agreement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$171	$536	$925	$2,017

The following information replaces the information under the heading “Fund Summaries – International Fund” and sub-headings “Annual Fund Operating Expenses” and “Example” on page 25:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.47%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.47%
Acquired Fund Fees and Expenses	0.66%
Total Annual Fund Operating Expenses	1.85%
Less Fee Waivers**	(0.09%)
Net Annual Fund Operating Expenses	1.76%

*
Estimated based on expected allocation as of November 1, 2013. The Fund’s shareholders indirectly bear, pro rata, the expenses of the Fund’s assets invested in the Wilshire International Equity Fund. These indirect expenses are based on actual expense ratios for the Wilshire International Equity Fund. The Management Fee charged to the Fund (1.00%) is based on the average daily net assets of the Fund that are not invested in the Wilshire International Equity Fund. Accordingly, the Management Fee shown in the table is based on the Fund’s target allocation of 53% of assets invested in the Wilshire International Equity Fund. The Fund’s investments in the Wilshire International Equity Fund are not reflected in the Fund’s expense ratio as shown in the Financial Highlights table of this Prospectus.

**
Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual management fee waiver agreement with Wilshire Variable Insurance Trust (the “Trust”) on behalf of the International Equity Fund to waive 0.20% of its management fee, based on the average daily net assets of the Fund that are not invested in the Wilshire International Equity Fund, to limit expenses of the International Equity Fund. This agreement to waive a portion of the management fee continues through at least April 30, 2014 or upon the termination of the Advisory Agreement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$184	$578	$997	$2,166

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), the Adviser may terminate subadvisers without shareholder approval. Wilshire also may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Trustees.

On August 23, 2013, the Board of Trustees approved a subadvisory agreement between Wilshire and WCM Investment Management (“WCM”), pursuant to which WCM will serve as a subadviser to the International Fund effective November 1, 2013.  In conjunction with the hiring of WCM, Wilshire notified the Board of Trustees of the Trust (the “Board”) of the termination of the subadvisory agreement with PanAgora Asset Management, Inc. (“PanAgora”) as a subadviser to the Fund. As a result of this action, all references to PanAgora as a subadviser to the Fund in the Prospectus are removed and replaced with WCM.  Thomas White International Ltd. (“Thomas White”) will continue to serve as a subadviser to the Fund. The Trust’s Prospectus is being further supplemented as follows:

The following information replaces the information in the second paragraph on page 26 under the heading “Fund Summaries” and the sub-heading “Principal Investment Strategies”:

Principal Investment Strategies

The Fund uses a multi-manager strategy with subadvisers who may employ different strategies. Thomas White International Ltd. (“Thomas White”) and WCM Investment Management (“WCM”) each manage a portion of the Fund’s portfolio. Thomas White employs a value strategy with respect to its portion of the Fund. WCM’s international equity strategy employs a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and show a strong probability for superior future growth.

The following information supplements the information on page 27 under the heading “Fund Summaries” and the sub-heading “Principal Investment Risks”:

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

The following information supplements the information on page 28 under the heading “Management” and the sub-heading “Subadvisers and Portfolio Managers”:

WCM

Paul R. Black, President and co-CEO of WCM since December 2004 and Portfolio Manager of WCM’s portion of the Fund since 2013.

Peter J. Hunkel, Portfolio Manager and Business Analyst of WCM since 2007 and Portfolio Manager of WCM’s portion of the Fund since 2013.

Michael B. Trigg, Portfolio Manager and Business Analyst of WCM since 2006 and Portfolio Manager of WCM’s portion of the Fund since 2013.

Kurt R. Winrich, CFA, Chairman and co-CEO of WCM since 2004 and Portfolio Manager of WCM’s portion of the Fund since 2013.

The following information replaces the first three paragraphs following the statement “[t]he following describes the types of securities in which the Income Fund is permitted to invest:”
under the heading “Principal Strategies and Risks” and the sub-headings “Balanced Fund” on page 38 and “Income Fund” on page 45:

The Income Fund invests at least 75% of its total assets in:

•
investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”) or an equivalent rating at the time of purchase)

•	securities issued or guaranteed by the U.S. government or its agencies, including obligations issued or guaranteed by U.S., local, city and state government and agencies

•
high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), certificates of deposit, bankers’ acceptances, repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

•
high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase and to 15% of the Fund’s total assets)

•
highest quality non U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase) and do not exceed 20% of the Income Fund’s total assets and up to 10% of the Income Fund’s total assets may be invested in non-U.S. denominated investments via foreign currency transactions and unhedged foreign currency denominated bonds.

Generally, the average duration of the U.S. portion of the Fund will range within 25% of the Barclays Capital Aggregate Bond Index’s duration. There are no maximum maturity limits on individual securities. For defensive purposes, the duration and maturity of the Income Fund may be shortened. The Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s, S&P or an equivalent rating).

Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar denominated and non-U.S. dollar denominated debt obligations of U.S. and non-U.S. issuers, including emerging market issuers, rated below BBB (by Moody’s, S&P or an equivalent rating) and derivatives.

The following information replaces the third paragraph under the heading “Principal Strategies and Risks” and under the sub-headings “Balanced Fund” on page 39 and “Income Fund” on page 46:

Currently, Wilshire has retained Western Asset, and its affiliate, WAML to manage the Income Fund. The basic investment philosophy of each subadviser is described below.

Western Asset’s core plus strategy seeks to provide investment results that exceed the performance of the Barclays Capital Index. The Barclays Capital Index is a widely recognized measure of the aggregate U.S. bond market. This strategy seeks to maximize total return by investing primarily in fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. government and its agencies and instrumentalities, mortgage-related securities and money market instruments.

The following information replaces the first paragraph on page 42 and the third paragraph on page 50 under the heading “Principal Strategies and Risks” and the sub-heading “International Equity Fund”:

WCM Investment Management (“WCM”).  In investing its portion of the Fund's assets, WCM establishes portfolio guidelines for sector and industry emphasis by analyzing major trends in the global economy in order to identify those economic sectors and industries that are most likely to benefit. WCM analyzes trends in areas including demographics, global commerce, outsourcing, the growing global middle class and the proliferation of technology. WCM then develops a portfolio strategy that best capitalizes on the expected growth.  In constructing its portion of the Fund's portfolio, WCM seeks non-US domiciled quality businesses with superior growth prospects, high returns on invested capital and low or no debt. WCM also requires each Trust to maintain a durable competitive advantage and strongly considers qualitative elements such as corporate culture and the strength, quality and trustworthiness of management. WCM is sensitive to valuation and seeks to avoid companies with limited or spotty histories. In selecting equity investments for the Fund, WCM typically plans to hold positions for three to five years.

WCM may sell all or a portion of its portion of the Fund’s portfolio holdings when, in its opinion, one or more of the following occurs, among other reasons: (1) fundamentals deteriorate; (2) there is increased geopolitical or currency risk; (3) WCM identifies a more attractive security; or (4) the International Fund experiences redemptions of shares.

The following information supplements the information on page 44 under the heading “Principal Strategies and Risks” and the sub-heading “Balanced Fund” and on page 52 under the heading “Principal Strategies and Risks” and the sub-heading “International Equity Fund”:

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

The following information replaces the information on page 57 under the heading “Additional Investments and Related Risks” and the sub-heading “Foreign Securities”:

Foreign Securities. The International Equity Fund, the Income Fund, the Wilshire International Equity Fund, the Small Cap Fund and the Socially Responsible Fund may invest in foreign securities. Investing outside the United States involves economic and political considerations not typically applicable to U.S. markets. These considerations, which may favorably or unfavorably affect a Fund’s investment performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to a Fund or the Wilshire International Equity Fund), war, expropriation, political and social instability and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are heightened in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Wilshire and the subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management.

The following information replaces the information on page 57 under the heading “Additional Investments and Related Risks” and the sub-heading “Forward Foreign and Currency Exchange Contracts”:

Forward Foreign and Currency Exchange Contracts. The International Equity Fund, the Income Fund and the Wilshire International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts (“forward contracts”) up to 20% of the value of its total net assets. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The agreed price may be fixed or within a specified range of prices. The Income Fund also may enter into foreign currency futures contracts and foreign currency options up to 15% of the value of its total net assets. Foreign currency futures contracts are standardized contracts traded on commodities exchanges that involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price.

The following information replaces the information on page 58 under the heading “Additional Investments and Related Risks” and the sub-heading “Options and Futures Contracts”:

Options and Futures Contracts. The Income Fund, the Small Cap Fund, the International Equity Fund and the Socially Responsible Fund may invest in options and futures. The Equity Fund may invest in futures. Options are the right, but not the obligation to buy or sell a specified amount of securities or other assets on or before a fixed date. Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. The Small Cap Fund, International Equity Fund and Socially Responsible Fund may also invest in financial futures contracts and options on futures contracts to commit funds awaiting investment in securities or to maintain cash liquidity or for other risk management purposes.

The following information replaces the information on page 59 under the heading “Additional Investments and Related Risks” and the sub-heading “Warrants”:

Warrants. The Small Cap Fund and Income Fund may invest in warrants, which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

All references to “Chris Diegelman” are replaced with “Julien A. Scholnick, CFA” on pages 64 to 65 under the heading “Management” and the sub-heading “The Subadvisers – Western Asset”.

The following information supplements the information on page 65 under the heading “Management” and the sub-heading “The Subadvisers - WCM”:

Wilshire entered into a subadvisory agreement with WCM, effective November 1, 2013, to manage a portion of the Fund, subject to the supervision of Wilshire and the Board. WCM was founded in 1976 and its principal address is 281 Brooks Street, Laguna Beach, California 92651. WCM is registered with the U.S. Securities and Exchange Commission and provides investment advice to institutional and high net worth individual clients. WCM had approximately $2.5 billion in assets under management as of June 30, 2013.

WCM’s portion of the Fund is team-managed by members of WCM’s Investment Strategy Group (the “ISG”), which consists of five investment professionals. Current members of the ISG are Sanjay Ayer, CFA, Paul R. Black, Peter J. Hunkel, Michael B. Trigg, and Kurt R. Winrich, CFA. These managers share portfolio management responsibilities and all investment purchase and sale decisions are made by the ISG.

Paul R. Black has 29 years of investment experience. He joined WCM in 1989, and has served as WCM’s President and co-CEO since December 2004. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Peter J. Hunkel has 14 years of investment experience. He has served as a Portfolio Manager and Business Analyst for the Advisor since 2007.  He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Michael B. Trigg has 12 years of investment experience. He has served as a Portfolio Manager and Business Analyst for the Advisor since 2006. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Kurt R. Winrich, CFA has 28 years of investment experience. He joined WCM in 1984, and has served as WCM’s Chairman and co-CEO December 2004. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

The SAI provides additional information about each portfolio manager’s method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Fund securities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE TRUST’S PROSPECTUS
FOR FUTURE REFERENCE.

IMPORTANT NOTICE TO SHAREHOLDERS

Wilshire Variable Insurance Trust (the “Trust”)

Supplement dated November 1, 2013 to the Trust’s Statement of Additional Information (“SAI”) dated May 1, 2013, with respect to the Income Fund and International Equity Fund (each a “Fund”)

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE TRUST’S SAI.

The following information replaces the third to last paragraph on page 9 under the heading "Investment Restrictions":

The Income Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowing for investment purposes) in fixed income securities.  These securities are primarily investment grade fixed income securities, including government and corporate securities, mortgage- and asset-backed securities, which are generally pass-through securities, and may include related derivatives.

The following information replaces the second sentence on page 16 under the heading “Description of Securities and Risks” and the sub-heading “Forward Foreign Currency Exchange Contracts”:

The Income Fund may enter into forward foreign currency exchange contracts to the extent of 20% of the value of its total assets.

The following information replaces the information in the second paragraph on page 18 under the heading “Description of Securities and Risks” and the sub-heading “Strategic Transactions and Derivatives”:

In the course of pursuing these investment strategies, the Funds, the Wilshire Underlying Funds or ETFs may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s, ETF’s or a Wilshire Underlying Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund’s, ETF’s or a Wilshire Underlying Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s (10% with respect to the Income Fund) or a Wilshire Underlying Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the subadviser’s ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. With the exception of the Income Fund, Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. The Income Fund may use Strategic Transactions for non-hedging purposes to enhance potential gain.

The second sentence in the second paragraph on page 22 under the heading “Description of Securities and Risks” and the sub-heading “General Characteristics of Futures” is deleted.

1

The following information replaces and supplements the information in the first sentence in the first full paragraph on page 23 under the heading “Description of Securities and Risks” and the sub-heading “Currency Transactions”:

In general, the Funds’ or ETFs’ dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. The Income Fund, however, can invest up to 10% of its assets in such transactions for non-hedging purposes.

The following information replaces the first sentence on page 24 under the heading “Description of Securities and Risks” and the sub-heading “Swaps, Caps, Floors and Collars.”:

Among the Strategic Transactions into which the Funds and certain ETFs may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars.

The third sentence on page 24 under the heading “Description of Securities and Risks” and the sub-heading “Swaps, Caps, Floors and Collars.” is deleted.

The following information replaces the information in the first and last sentences on page 29 under the heading “Description of Securities and Risks” and the sub-heading “When-Issued Purchase and Forward Commitments”:

The Funds, except the Balanced Fund, and certain ETFs may enter into “when-issued” and “forward” commitments, including, for the Income Fund only, TBA purchase commitments, to purchase or sell securities at a fixed price at a future date.

Because a Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or fund securities to cover such purchase commitments, each Fund expects that its forward commitments and commitments to purchase “when-issued” or, in the case of the  Income Fund, TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

All references to Chris Diegelman on pages 45 to 47 under the heading “Investment Advisory Agreements” and the sub-heading “Subadvisers  -Western Asset Management and Western Asset Management Limited –Income Fund” are deleted and replaced with Julien A. Scholnick, CFA. In addition, the following information supplements page 46:

As of August 31, 2013, Julien A. Scholnick, CFA was responsible for the management of certain other accounts, as follows:

2

Julian A. Scholnick, CFA
Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance Based Advisory Fee (millions)
Registered Investment Companies:	5	1,278	0	-
Other Pooled Investment Vehicles:	7	791	0	-
Other Accounts:	71	10,962	1	78

As of August 31, 2013, Julien A. Scholnick, CFA beneficially owned no securities of the Income Fund.

Effective November 1, 2013, all references in the SAI to PanAgora Asset Management, Inc. (“PanAgora”) as a subadviser to the Fund will be removed and replaced with WCM Investment Management (“WCM”).  The following information supplements the information on page 51 under the heading “Investment Advisory Agreements” and the sub-heading “Subadvisory Agreements”:

WCM – International Equity Fund

WCM Investment Management (“WCM”), located at 281 Brooks Street, Laguna Beach, CA 92651, acts as a subadviser to the International Fund pursuant to a subadvisory agreement with Wilshire.  WCM is 100% owned by its employees. Its two co-CEOs, Paul R. Black and Kurt R. Winrich, CFA, each own more than 25% of WCM.

Portfolio Managers
WCM’s portion of the International Fund is team managed by Paul R. Black, Peter J. Hunkel, Michael R. Trigg, and Kurt R. Winrich, CFA.

Other Accounts Managed by the Portfolio Managers. The portfolio managers jointly manage other accounts. Information on these other accounts is as follows, as of September 30, 2013.

Paul R. Black
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	6	$ 525 million	None	$-
Other Pooled Investments	1	$ 25 million	None	$-
Other Accounts	221	$1,702 million	2	$123 million

3

Peter J. Hunkel
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	6	$ 525 million	None	$-
Other Pooled Investments	1	$ 25 million	None	$-
Other Accounts	221	$1,702 million	2	$123 million

Michael B. Trigg
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	6	$ 525 million	None	$-
Other Pooled Investments	1	$ 25 million	None	$-
Other Accounts	221	$1,702 million	2	$123 million

Kurt R. Winrich, CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	6	$ 525 million	None	$-
Other Pooled Investments	1	$ 25 million	None	$-
Other Accounts	221	$1,702 million	2	$123 million

4

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with WCM’s trade allocation policy.

Compensation. Peter J. Hunkel and Michael B. Trigg receive a fixed base salary and a variable bonus that is based upon the value of the assets of each fund they manage. Paul R. Black and Kurt R. Winrich, CFA receive a fixed base salary and share in the profitability of WCM from their equity ownership of the firm. The portfolio managers’ compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

Ownership of the Fund by the Portfolio Managers. As of September 30, 2013, Messrs. Black, Hunkel, Trigg and Winrich beneficially owned no securities of the Fund.

The following information supplements the information on page B-3 in Appendix B:

WCM INVESTMENT MANAGEMENT

Proxy Voting

WCM has written proxy voting policies and procedures as required by Advisers Act Rule 206(4)-6. Under these policies and procedures, WCM votes proxies relating to equity portfolio securities in the best economic interests of Clients, unless the Client contract specifies that WCM will not vote. WCM believes that its Clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing Investors potential financial gain through voting proxies. WCM has therefore engaged and adopted the U.S. Policy, International Policy and Investment Manager Policy of Glass Lewis. In the event of a special Client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive.

In the event WCM does not have the authority to vote proxies on a Client’s behalf, Clients should instruct their custodian to send proxies directly to them. Any proxies erroneously received by WCM for the Client will be forwarded to the Client. Clients are welcome to contact WCM with questions regarding proxy ballots or other solicitations.

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WCM acknowledges its responsibility for identifying material conflicts of interest relating to voting proxies. When a material conflict of interest between WCM’s interests and its Clients’ interests appears to exist, such conflict will be mitigated by the fact that WCM always votes with Glass Lewis’ recommendation in this situation. In the event that a conflict of interest arises between Glass Lewis and a Client of WCM, WCM will evaluate the circumstances and either (1) elevate the decision to the management team responsible for holding that particular security who will make a determination as to what would be in the Client’s best interest; (2) if practical, notify affected Clients of the conflict of interest and seek a waiver of the conflict; or (3) if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

For each proxy, WCM maintains all related records as required by applicable law. WCM will not disclose proxy votes for a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that WCM may serve as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE COMPANY’S SAI
FOR FUTURE REFERENCE.

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